Statements of Net Assets Available for Benefits - EBP 001 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Assets
Cash	$ 1,538	$ 1,352
Investments, at fair value	33,739,804	29,726,847
Investments, at contract value	1,187,893	1,206,875
Receivables:
Notes receivable from participants	100,619	101,627
Participants' contributions	21,496	23,940
Employer contributions	4,711	5,244
Other receivables	5,680	10,116
Total receivables	132,506	140,927
Total assets	35,061,741	31,076,001
Liabilities
Excess deferrals due to participants	164	276
Other liabilities	7,353	9,113
Total liabilities	7,517	9,389
Net assets available for benefits	$ 35,054,224	$ 31,066,612